EXHIBIT 99.1

P2 Solar Announces Change in Independent Registered Public Accounting Firm

SURREY, BRITISH COLUMBIA -- 11/13/2023 -- P2 Solar, Inc. (the "Company" or “P2”) (OTCPK: PTOS) announces a change in its Independent Registered Public Accounting Firm.

Change in Independent Registered Public Accounting Firm

As of October 11, 2023, the Company was informed of the sale of Gries & Associates (“Gries”), the Company’s former independent accountant, to GreenGrowth CPAs (“GreenGrowth”). Following the transaction, the board of directors, serving in the capacity of the audit committee, has approved the engagement of GreenGrowth as the new independent accountant to audit and certify the Company’s financial statements.

Effective October 30, 2023, the Company has formally engaged GreenGrowth through a signed agreement, marking the beginning of GreenGrowth's tenure as the Company's new independent accountant.

Previous Accountant’s Reports and Relations

Gries’s audit reports for the Company’s fiscal years ending March 31, 2023, and 2022, contained no adverse opinion or disclaimer and were not subject to any qualifications regarding audit scope or accounting principles. However, Gries's reports did raise substantial doubt about the Company’s ability to continue as a going concern.

The Company confirms that there were no disagreements with Gries on any accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if unresolved, would have warranted a reference in Gries’s reports on the Company’s financial statements for the mentioned periods.

Notably, discussions were held with Gries concerning the ongoing material weaknesses in the Company’s internal control over financial reporting. Despite these challenges, no other reportable events as per Regulation S-K have been identified through November 13, 2023.

In compliance with SEC regulations, the Company provided Gries with a copy of the Form 8-K prior to its filing with the U.S. Securities and Exchange Commission and  Gries furnished a letter to the SEC, concurring with the statements made herein, which will be filed as Exhibit 16.1 with the Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

During the consultation with GreenGrowth prior to their engagement, the Company did not seek advice or receive any written or oral report from GreenGrowth that was considered an important factor in any decision regarding accounting, auditing or financial reporting issues. There were no disagreements or reportable events involving GreenGrowth during the consultation period.

In compliance with SEC regulations, the Company provided GreenGrowth with a copy of the Form 8-K prior to its filing with the U.S. Securities and Exchange Commission.

General

For detailed information, please refer to the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission. A copy of this material will also be filed on SEDAR+ as a material change report.

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About P2 Solar, Inc.

P2 Solar, Inc., is incorporated in the State of Delaware with its head office in British Columbia. The Company’s business operations are focused on the installation of residential and commercial rooftop and ground mount solar energy systems in Canada. The Company is an emerging stage company with limited sales and operations.

Company Contact:

Raj-Mohinder Gurm

CEO & President

778-321-0047

P2 Solar, Inc.

info@p2solar.com

www.p2solar.com

Safe Harbor Statement

Statements made in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Risk factors that could cause actual results to differ materially from those projected in forward-looking statements include, but are not limited to, general business conditions, managing growth, and political and other business risks. All forward-looking statements are expressly qualified in their entirety by this Cautionary Statement and the risks and other factors detailed in P2 Solar, Inc.'s reports filed with the Securities and Exchange Commission. P2 Solar, Inc. undertakes no duty to update these forward-looking statements.

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